Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of View Systems, Inc. of our report dated July 20, 2000 with respect to the financial statements of View Systems, Inc. included in it's Annual Report on Form 10-KSB (as amended) filed with the Securities and Exchange Commission.




                                                   /s/ Stegman & Company
                                                   ----------------------------

Baltimore, Maryland
January 26, 2001